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                                                                    EXHIBIT 3.12

ENDORSED
STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:15 PM 12/18/2000
001634414 - 3331788

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                      INSPIRATION MEDIA OF PENNSYLVANIA, LP


        The undersigned, desiring to form a limited partnership pursuant to Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

        1. The name of the limited partnership is Inspiration Media of Pennsylvania, LP.

        II The address of the Partnership's registered office in the State of Delaware is 9 East Loockerman Street, Kent County, Dover, Delaware 19901. The name of the Partnership's registered agent for service of process in the State of Delaware at such address is National Registered Agents, Inc.

        II The name and mailing address of the sole general partner is as follows:


               NAME:                                      MAILING ADDRESS:
               -----                                      ---------------

               Salem Radio Operation -                    4880 Santa Rosa Road
               New York, Inc.                             Suite 300
                                                          Camarillo, CA 93012

        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Salem Media of New York, LP, as of December 13, 2000.


                                      SALEM RADIO OPERATION - NEW
                                      YORK, INC., a Delaware corporation, as the General Partner


                                      By:  /s/ Jonathan L. Block
                                           -------------------------------------

                                      Name: Jonathan L. Block
                                           -------------------------------------

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                                      Title:    Vice President